Exhibit 99.1

FOR IMMEDIATE RELEASE

Contact:
Katie Strohacker, Senior Director, Investor Relations
(617) 796-8251
www.ta-petro.com

TravelCenters of America LLC Announces Annual Meeting Results and

Plan to Convert to a Corporation

Westlake, OH (May 23, 2019):  TravelCenters of America LLC (Nasdaq: TA) today announced the results of its 2019 Annual Meeting of Shareholders, which was held earlier today, as follows.

Lisa Harris Jones was re-elected as an Independent Director in Group III.  The final tabulation of the percentage of shareholders’ votes cast for this Independent Director is as follows:

Independent Director	Percentage of Shares Voted For
Lisa Harris Jones	67.2%

Shareholders ratified the appointment of RSM US LLP as TA’s independent registered public accounting firm to serve for the 2019 fiscal year.

Proposal	Percentage of Shares Voted For
Ratification of Independent Auditors	94.4%

TA also announced that its Board of Directors unanimously approved a plan to convert from a Delaware limited liability company, or LLC, to a Maryland corporation.  This conversion requires certain regulatory approvals and TA expects to complete the conversion before the end of 2019.

Andy Rebholz, Chief Executive Officer and Managing Director of TA, made the following statement:

“Today we announce TA’s intent to convert from an LLC to a corporation.  The TA Board of Directors believes this conversion will make it easier for a broader group of investors to own TA stock, including by enabling possible index eligibility for TA.”

About TravelCenters of America LLC:

TA’s nationwide business includes travel centers located in 43 U.S. states and in Canada and standalone restaurants in 14 states.  TA’s travel centers operate under the “TravelCenters of America,” “TA,” “TA Express,” “Petro Stopping Centers” and “Petro” brand names and offer diesel and gasoline fueling, restaurants, truck repair services, travel/convenience stores and other services designed to provide attractive and efficient travel experiences to professional drivers and other motorists.  TA’s standalone restaurants operate principally under the “Quaker Steak & Lube” brand name.

Warning Concerning Forward-Looking Statements

This press release contains statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws.  Whenever TA uses words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “will,” “may” and negatives or derivatives of these or similar expressions, TA is making forward-looking statements. These forward-looking statements are based upon TA’s present intent, beliefs or expectations, but forward-looking statements are not guaranteed to occur and may not occur.  Actual results may differ materially from those contained in or implied by TA’s forward-looking statements.  Forward-looking statements involve known and unknown risks, uncertainties and other factors, some of which are beyond TA’s control.  Among others, the forward-looking statements which appear in this press release that may not occur include:

•                 Mr. Rebholz states that TA’s conversion from an LLC to a corporation will make it easier for a broader group of investors to own TA stock, including by enabling possible index eligibility for TA. In fact, there are many factors that are considered for index inclusion and TA’s conversion may not result in its stock being index eligible or included in an index and a broader group of investors may not be able to, or may elect not to, own TA stock.

•                 Mr. Rebholz states that it is expected that the conversion to a corporation will take place before the end of 2019.  The process of converting requires certain regulatory approvals and therefore is not completely in TA’s control and the conversion may be delayed, or, may not be able to be completed.

The information contained in TA’s periodic reports, including TA’s Annual Report on Form 10-K for the year ended December 31, 2018, and TA’s Quarterly Report on Form 10-Q for the period ended March 31, 2019, which have been filed with the U.S. Securities and Exchange Commission, or SEC, under the caption “Risk Factors,” or elsewhere in those reports, or incorporated therein, identifies other important factors that could cause differences from TA’s forward-looking statements.  TA’s filings with the SEC are available on the SEC’s website at www.sec.gov.

You should not place undue reliance upon forward-looking statements.

Except as required by law, TA does not intend to update or change any forward-looking statement as a result of new information, future events or otherwise.

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